SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  APRIL 2, 2002
                        (Date of Earliest Event Reported)

                          NEWMONT MINING CORPORATION
            (Exact name of registrant as specified in its charter)



        DELAWARE                 001-31240               84-1611629
     (State or other      (Commission File Number)      (IRS Employer
      jurisdiction                                     Identification
    of incorporation)                                      Number)

                               1700 LINCOLN STREET
                            DENVER, COLORADO 80203
         (Address of principal executive offices, including Zip Code)
                                (303) 863-7414
             (Registrant's telephone number, including area code)



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ITEM 5 - OTHER EVENTS.

      On April 2, 2002, Newmont Mining Corporation ("Newmont") sold its entire
9.7 per cent equity holding in Lihir Gold Limited, an Australian company, through a block trade to Macquarie Equity Capital Markets Limited. As a result of this transaction, Newmont received proceeds of approximately $84 million.















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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEWMONT MINING CORPORATION

Date:  April 3, 2002                     By:    /s/ Britt D. Banks
                                            ------------------------------
                                         Name:  Britt D. Banks
                                         Title: Vice President, General Counsel
                                                and Secretary














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